UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: July 31

Date of reporting period: April 30, 2009

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON PARTNERS

CORE BOND FUND

FORM N-Q

APRIL 30, 2009

LEGG MASON PARTNERS CORE BOND FUND

Schedule of Investments (unaudited)	April 30, 2009

FACE AMOUNT	SECURITY	VALUE
MORTGAGE-BACKED SECURITIES - 42.1%
FHLMC - 6.1%
	Federal Home Loan Mortgage Corp. (FHLMC):
$125,665	5.000% due 12/1/34 (a)	$129,545
776,637	5.271% due 1/1/36 (a)(b)	804,842
140,227	6.135% due 1/1/37 (a)(b)	146,996
557,394	5.883% due 2/1/37 (a)(b)	581,657
555,629	5.882% due 4/1/37 (a)(b)	580,613
2,614,247	5.562% due 1/1/38 (a)(b)	2,718,120
	Gold:
189,980	4.500% due 4/1/19 (a)	196,065
933,511	5.000% due 7/1/20-9/1/35 (a)	968,507
8,304,571	5.500% due 11/1/35-4/1/38 (a)	8,602,549

	TOTAL FHLMC	14,728,894

FNMA - 30.5%
	Federal National Mortgage Association (FNMA):
5,296,815	5.500% due 12/1/17-8/1/38 (a)	5,496,521
10,033,121	5.000% due 10/1/20-3/1/36 (a)	10,351,839
4,037,494	6.000% due 8/1/21-7/1/38 (a)	4,236,403
7,700,000	5.500% due 5/18/24 (a)(c)	8,014,014
100,000	6.000% due 5/18/24 (a)(c)	104,953
74,208	4.500% due 9/1/35 (a)	75,686
5,130,465	6.500% due 1/1/36-10/1/37 (a)	5,443,852
2,082,172	5.769% due 9/1/36 (a)(b)	2,142,352
99,768	5.588% due 12/1/36 (a)(b)	102,755
37,100,000	5.000% due 5/12/39 (a)(c)	38,160,837

	TOTAL FNMA	74,129,212

GNMA - 5.5%
	Government National Mortgage Association (GNMA):
231,490	6.000% due 11/15/28-12/15/33	242,320
167,992	6.500% due 2/15/32	179,091
576,981	5.000% due 8/15/33-5/15/34	599,733
300,000	5.000% due 5/19/39 (c)	310,453
1,700,000	5.500% due 5/19/39 (c)	1,763,753
7,700,000	6.000% due 5/19/39 (c)	8,028,127
	Government National Mortgage Association (GNMA) I:
241,608	6.000% due 3/15/33	252,824
52,979	5.000% due 9/15/33	55,082
1,829,208	5.500% due 2/15/35	1,905,767

	TOTAL GNMA	13,337,150

	TOTAL MORTGAGE-BACKED SECURITIES (Cost - $100,122,881)	102,195,256

ASSET-BACKED SECURITIES - 3.1%
FINANCIALS - 3.1%
Credit Card - 0.4%
1,020,000	Washington Mutual Inc. Master Note Trust, 0.481% due 9/15/13 (b)(d)	995,790

Home Equity - 2.0%
27,040	ABFS Mortgage Loan Trust, 0.938% due 4/25/34 (b)(d)	23,022
230,010	ACE Securities Corp., 0.538% due 6/25/36 (b)	33,310
543,671	Argent Securities Inc., 0.548% due 5/25/36 (b)	515,841
610,849	Bear Stearns Asset-Backed Securities Trust, 0.768% due 12/25/44 (b)	473,181
1,050,000	Countrywide Asset-Backed Certificates, 5.669% due 5/25/36 (b)	482,218
40,730	Credit-Based Asset Servicing and Securitization LLC, 6.645% due 2/3/29 (b)(d)	20,365

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT	SECURITY	VALUE
Home Equity - 2.0% (continued)
	GMAC Mortgage Corp. Loan Trust:
$466,866	1.188% due 2/25/31 (b)(d)	$229,978
1,360,108	0.648% due 11/25/36 (b)	398,303
	Lehman XS Trust:
194,594	0.568% due 6/25/37 (b)	134,425
135,679	0.508% due 6/25/46 (b)(e)	101,785
	Morgan Stanley Mortgage Loan Trust:
606,588	0.558% due 10/25/46 (b)	515,738
1,310,452	0.608% due 1/25/47 (b)	753,178
	RAAC Series:
234,575	0.708% due 5/25/36 (b)(d)	154,764
169,248	0.778% due 7/25/37 (b)(d)	165,980
1,116,410	0.788% due 2/25/46 (b)(d)	719,094
384,751	Terwin Mortgage Trust, 4.750% due 10/25/37 (b)	32,206

	Total Home Equity	4,753,388

Student Loan - 0.7%
83,429	Brazos Higher Education Authority Inc., 1.252% due 9/26/16 (b)	77,015
1,140,372	Countrywide Asset-Backed Certificates, 0.778% due 9/25/35 (b)(d)(e)	487,855
685,024	JPMorgan Mortgage Acquisition Corp., 0.628% due 5/25/35 (b)	489,829
24,498	MSCC HELOC Trust, 0.628% due 7/25/17 (b)	10,191
490,000	Nelnet Student Loan Trust, 2.572% due 4/25/24 (b)	443,496
146,751	SLM Student Loan Trust, 1.102% due 10/25/17 (b)	146,552
32,277	Wachovia Asset Securitization Inc., 0.808% due 9/27/32 (b)	15,535

	Total Student Loan	1,670,473

	TOTAL ASSET-BACKED SECURITIES (Cost - $11,273,913)	7,419,651

COLLATERALIZED MORTGAGE OBLIGATIONS - 13.7%
1,513,260	American Home Mortgage Assets, 0.648% due 10/25/46 (b)	492,975
573,067	Banc of America Alternative Loan Trust, 5.900% due 10/25/36 (b)	527,445
	Banc of America Commercial Mortgage Inc.:
500,000	4.668% due 7/10/43	432,629
370,000	5.889% due 7/10/44 (b)	275,514
2,300,000	5.372% due 9/10/45 (b)	1,949,218
110,000	5.620% due 2/10/51	74,949
	Banc of America Funding Corp.:
198,084	3.885% due 6/20/35 (b)	85,948
432,480	5.791% due 10/25/36	358,200
1,282,134	5.202% due 9/20/46 (b)(e)	559,129
	Banc of America Mortgage Securities Inc.:
516,510	5.171% due 12/25/34 (b)	371,924
129,180	5.231% due 2/25/35 (b)	90,599
135,186	Bayview Financial Acquisition Trust, 1.065% due 5/28/44 (b)	83,165
120,000	Bear Stearns Commercial Mortgage Securities Inc., 5.405% due 12/11/40 (b)	106,888
	Countrywide Alternative Loan Trust:
91,067	4.250% due 3/25/34	80,886
538,074	0.828% due 10/25/34 (b)	236,299
191,186	0.698% due 7/25/35 (b)	78,907
197,593	0.788% due 9/25/35 (b)	78,806
992,870	0.708% due 1/25/36 (b)	393,850
1,406,146	0.657% due 5/20/46 (b)	509,573
2,249,761	0.628% due 7/25/46 (b)	818,207
912,926	0.628% due 8/25/46 (b)	329,386
1,715,772	2.364% due 11/25/46 (b)(e)	506,153
1,715,008	0.568% due 3/25/47 (b)	622,250
	Countrywide Home Loan:

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT	SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 13.7% (continued)
$1,301,070	0.838% due 9/25/35 (b)(d)	$841,346
157,912	Mortgage Pass-Through Trust, 0.738% due 5/25/35 (b)	65,585
158,503	Countrywide Home Loan Mortgage Pass Through Trust, 0.728% due 4/25/35 (b)	66,173
	Countrywide Home Loans:
102,038	0.738% due 3/25/35 (b)	41,789
152,379	4.556% due 4/25/35 (b)(e)	43,279
	Credit Suisse Mortgage Capital Certificates:
500,000	5.609% due 2/15/39 (b)	399,573
2,190,000	6.004% due 9/15/39 (b)	1,564,469
400,000	5.694% due 9/15/40 (b)	325,654
930,000	Deutsche Mortgage Securities Inc., 5.107% due 6/26/35 (b)(d)	498,524
334,413	Downey Savings & Loan Association Mortgage Loan Trust, 2.434% due 4/19/36 (b)	86,947
360,000	GE Capital Commercial Mortgage Corp., 5.512% due 11/10/45 (b)	313,531
	Greenpoint Mortgage Funding Trust:
139,019	0.658% due 6/25/45 (b)	59,218
49,612	0.698% due 10/25/45 (b)	26,768
1,434,712	0.518% due 2/25/47 (b)	700,468
200,000	GS Mortgage Securities Corp. II, 4.680% due 7/10/39	180,278
	GSMPS Mortgage Loan Trust:
341,068	0.788% due 1/25/35 (b)(d)	246,226
194,485	0.788% due 3/25/35 (b)(d)	120,172
	Harborview Mortgage Loan Trust:
154,388	0.787% due 6/20/35 (b)	62,928
664,381	0.657% due 11/19/36 (b)	247,960
2,005,389	0.597% due 3/19/38 (b)	708,684
239,085	4.305% due 6/19/45 (b)	57,380
760,058	Homestar Mortgage Acceptance Corp., 0.888% due 7/25/34 (b)	399,110
922,399	Indymac INDA Mortgage Loan Trust, 6.151% due 11/25/37 (b)	542,156
105,127	Indymac Index Mortgage Loan Trust, 5.099% due 9/25/35 (b)	61,639
	JPMorgan Chase Commercial Mortgage Securities Corp.:
100,000	5.458% due 1/12/43 (b)	88,708
1,520,000	5.420% due 5/15/49	1,157,308
1,820,000	JPMorgan Commercial Mortgage Securities Corp., 5.429% due 12/12/43	1,414,118
713,436	JPMorgan Mortgage Trust, 4.583% due 6/25/34 (b)	623,525
	LB-UBS Commercial Mortgage Trust:
200,000	4.664% due 7/15/30	193,114
140,000	4.739% due 7/15/30	119,667
660,000	5.347% due 11/15/38	527,279
	Lehman XS Trust:
166,010	0.738% due 12/25/35 (b)	35,510
1,212,551	0.698% due 2/25/46 (b)	441,094
500,707	Luminent Mortgage Trust, 0.678% due 4/25/36 (b)	178,421
883,865	Mach One Trust Commercial Mortgage Backed Securities, 1.078% due 5/28/40 (b)(d)(e)(f)	16,466
565,423	MASTR ARM Trust, 0.638% due 5/25/47 (b)	199,607
	MASTR Reperforming Loan Trust:
168,749	7.000% due 8/25/34 (d)	183,213
1,377,109	0.788% due 5/25/35 (b)(d)	857,212
98,958	Merrill Lynch Mortgage Investors Inc., 5.274% due 12/25/35 (b)	75,882
120,000	Merrill Lynch Mortgage Trust, 5.840% due 5/12/39 (b)	101,955
1,260,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.485% due 3/12/51 (b)	858,330
	Morgan Stanley Capital I:
240,000	4.989% due 8/13/42	207,373

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT	SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 13.7% (continued)
$1,640,000	5.332% due 12/15/43	$1,285,015
500,000	5.692% due 4/15/49 (b)	342,506
	Morgan Stanley Mortgage Loan Trust:
711,795	5.354% due 10/25/34 (b)	410,332
621,113	5.354% due 10/25/34 (b)	368,948
1,406,903	Mortgage IT Trust, 0.758% due 2/25/35 (b)	636,068
674,583	Nomura Asset Acceptance Corp., 4.976% due 5/25/35	442,357
	Prime Mortgage Trust:
788,199	5.500% due 5/25/35 (d)	541,889
469,691	6.000% due 5/25/35 (d)	327,345
1,682,999	Residential Accredit Loans Inc., 0.598% due 1/25/37 (b)	661,919
	Structured Asset Mortgage Investments Inc.:
1,873,735	0.648% due 8/25/36 (b)	692,333
618,062	0.618% due 9/25/47 (b)	190,224
158,222	Structured Asset Securities Corp., 0.788% due 6/25/35 (b)	152,213
	Thornburg Mortgage Securities Trust:
229,621	6.193% due 9/25/37 (b)	150,369
234,572	6.210% due 9/25/37 (b)	171,569
	Washington Mutual Inc.:
930,000	5.242% due 1/25/36 (b)	509,329
141,709	0.668% due 4/25/45 (b)	68,655
44,086	Washington Mutual Inc., MSC Pass-Through Certificates, 7.000% due 3/25/34	34,880
	Washington Mutual Inc., Pass-Through Certificates:
676,242	5.496% due 9/25/36 (b)	401,421
1,214,114	5.587% due 12/25/36 (b)	651,701
119,174	0.708% due 7/25/45 (b)	45,487
421,652	0.758% due 8/25/45 (b)	199,552
217,460	0.728% due 10/25/45 (b)	102,775
257,385	0.728% due 12/25/45 (b)	121,104
596,249	2.354% due 5/25/47 (b)	113,287
407,697	2.264% due 6/25/47 (b)	146,771
433,226	Zuni Mortgage Loan Trust, 0.568% due 8/25/36 (b)	419,566

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $59,050,906)	33,189,154

CORPORATE BONDS & NOTES - 33.0%
CONSUMER DISCRETIONARY - 1.4%
Media - 1.4%
	Clear Channel Communications Inc., Senior Notes:
50,000	4.250% due 5/15/09	45,500
40,000	6.250% due 3/15/11	9,800
15,000	5.500% due 9/15/14	2,400
	Comcast Corp.:
	Notes:
170,000	6.500% due 1/15/15	175,691
900,000	5.875% due 2/15/18	892,373
110,000	Senior Notes, 6.500% due 1/15/17	113,344
	News America Inc., Senior Notes:
40,000	6.200% due 12/15/34	30,228
30,000	6.650% due 11/15/37	23,878
290,000	Reed Elsevier Capital Inc., Notes, 8.625% due 1/15/19	304,100
	Time Warner Cable Inc.:
300,000	Debenture, 7.300% due 7/1/38	300,788
	Senior Notes:
720,000	8.750% due 2/14/19	810,770

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT	SECURITY	VALUE
Media - 1.4% (continued)
$330,000	8.250% due 4/1/19	$365,330
	Time Warner Inc.:
25,000	Senior Debentures, 7.700% due 5/1/32	22,814
175,000	Senior Notes, 6.875% due 5/1/12	184,172

	TOTAL CONSUMER DISCRETIONARY	3,281,188

CONSUMER STAPLES - 1.8%
Beverages - 0.7%
960,000	Diageo Capital PLC, Notes, 7.375% due 1/15/14	1,070,640
460,000	PepsiCo Inc., Senior Notes, 7.900% due 11/1/18	556,126

	Total Beverages	1,626,766

Food & Staples Retailing - 0.7%
	CVS Caremark Corp.:
250,000	Notes, 6.600% due 3/15/19	264,931
760,627	Pass-Through Certificates, 6.943% due 1/10/30 (d)	587,956
444,303	CVS Lease Pass-Through Trust, 6.036% due 12/10/28 (d)(f)	330,118
	Wal-Mart Stores Inc., Notes:
420,000	5.800% due 2/15/18	454,743
170,000	6.200% due 4/15/38	177,637

	Total Food & Staples Retailing	1,815,385

Tobacco - 0.4%
650,000	Altria Group Inc., Senior Notes, 9.700% due 11/10/18	760,776
220,000	Reynolds American Inc., Senior Secured Notes, 7.625% due 6/1/16	193,714

	Total Tobacco	954,490

	TOTAL CONSUMER STAPLES	4,396,641

ENERGY - 5.4%
Energy Equipment & Services - 0.7%
610,000	Baker Hughes Inc., Senior Notes, 7.500% due 11/15/18	687,695
180,000	Smith International Inc., Senior Notes, 9.750% due 3/15/19	190,541
30,000	Southern Natural Gas Co., Notes, 5.900% due 4/1/17 (d)	27,450
810,000	Transocean Inc., Senior Notes, 5.250% due 3/15/13	820,779

	Total Energy Equipment & Services	1,726,465

Oil, Gas & Consumable Fuels - 4.7%
5,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	3,960
890,000	Anadarko Petroleum Corp., Senior Notes, 8.700% due 3/15/19	935,139
870,000	BP Capital Markets PLC, Guaranteed Notes, 5.250% due 11/7/13	938,954
10,000	Conoco Funding Co., Notes, 6.350% due 10/15/11	10,957
480,000	ConocoPhillips, Notes, 6.500% due 2/1/39	477,126
470,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	485,689
	Gazprom, Loan Participation Notes:
170,000	6.212% due 11/22/16 (d)	128,775
850,000	Senior Notes, 6.510% due 3/7/22 (d)	571,625
	Hess Corp., Notes:
560,000	8.125% due 2/15/19	614,559
90,000	7.875% due 10/1/29	85,623
595,000	7.300% due 8/15/31	539,085
726,000	Intergas Finance BV, Bonds, 6.375% due 5/14/17 (d)	490,050
730,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13 (d)	653,350
	Kerr-McGee Corp., Notes:
300,000	6.875% due 9/15/11	306,275
10,000	6.950% due 7/1/24	7,995
820,000	7.875% due 9/15/31	653,434
	Kinder Morgan Energy Partners LP:
750,000	Medium-Term Notes, 6.950% due 1/15/38	653,932
	Senior Notes:

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT	SECURITY	VALUE
Oil, Gas & Consumable Fuels - 4.7% (continued)
$65,000	7.125% due 3/15/12	$67,416
35,000	5.000% due 12/15/13	33,168
60,000	6.000% due 2/1/17	56,672
790,000	Occidental Petroleum Corp., Senior Notes, 7.000% due 11/1/13	892,912
634,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	515,828
130,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	133,250
	Williams Cos. Inc.:
160,000	Debentures, 7.500% due 1/15/31	132,718
	Notes:
290,000	7.875% due 9/1/21	286,932
663,000	8.750% due 3/15/32	624,697
300,000	Senior Notes, 7.750% due 6/15/31	255,612
	XTO Energy Inc., Senior Notes:
645,000	7.500% due 4/15/12	675,107
240,000	5.500% due 6/15/18	228,501

	Total Oil, Gas & Consumable Fuels	11,459,341

	TOTAL ENERGY	13,185,806

FINANCIALS - 17.4%
Capital Markets - 2.4%
730,000	Bear Stearns Co. Inc., Senior Notes, 6.400% due 10/2/17	711,701
30,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12 (b)(g)	14,846
	Goldman Sachs Group Inc.:
	Notes:
570,000	4.500% due 6/15/10	575,289
20,000	5.450% due 11/1/12	20,030
560,000	Senior Notes, 6.000% due 5/1/14	558,439
	Kaupthing Bank HF:
	Senior Notes:
1,030,000	5.750% due 10/4/11 (d)(f)(h)	82,400
360,000	7.625% due 2/28/15 (d)(e)(f)(h)	21,150
440,000	Subordinated Notes, 7.125% due 5/19/16 (d)(f)(h)	1,100
130,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12 (b)(g)(h)	13
	Lehman Brothers Holdings Inc.:
	Medium-Term Notes:
1,230,000	6.750% due 12/28/17 (h)	123
	Senior Notes:
45,000	5.250% due 2/6/12 (h)	6,637
190,000	6.200% due 9/26/14 (h)	28,025
1,460,000	Subordinated Notes, 6.500% due 7/19/17 (h)	146
1,090,000	Merrill Lynch & Co. Inc., Notes, 6.875% due 4/25/18	920,033
	Morgan Stanley:
	Medium-Term Notes:
110,000	5.625% due 1/9/12	109,618
180,000	1.557% due 10/18/16 (b)	127,198
1,850,000	Senior Notes, 1.950% due 6/20/12	1,843,068
940,000	UBS AG Stamford CT, Medium-Term Notes, 5.750% due 4/25/18	814,296

	Total Capital Markets	5,834,112

Commercial Banks - 2.5%
880,000	BAC Capital Trust XIV, Junior Subordinated Notes, 5.630% due 3/15/12 (b)(g)	343,240
590,000	Bank of the West/San Francisco CA, Notes, 2.150% due 3/27/12	595,857
	Citibank N.A.:
480,000	1.875% due 5/7/12	478,747
590,000	Senior Notes, 1.625% due 3/30/11	593,420

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT	SECURITY	VALUE
Commercial Banks - 2.5% (continued)
$160,000	Eksportfinans A/S, Notes, 5.500% due 5/25/16	$165,963
	Glitnir Banki HF:
	Notes:
130,000	6.330% due 7/28/11 (d)(f)(h)	17,225
290,000	6.375% due 9/25/12 (d)(f)(h)	38,425
350,000	Subordinated Bonds, 7.451% due 9/14/16 (b)(d)(f)(g)(h)	210
420,000	Subordinated Notes, 6.693% due 6/15/16 (b)(d)(f)(h)	252
130,000	HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds, 6.071% due 6/30/14 (b)(d)(g)	41,596
930,000	Landsbanki Islands HF, Senior Notes, 6.100% due 8/25/11 (d)(f)(h)	6,975
10,000	Rabobank Capital Funding II, Bonds, 5.260% due 12/31/13 (b)(d)(g)	5,505
20,000	Rabobank Capital Funding Trust III, Subordinated Notes, 5.254% due 10/21/16 (b)(d)(g)	11,015
140,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (b)(d)(g)	77,078
200,000	Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes, 7.640% due 9/29/17 (b)(g)	58,054
800,000	RSHB Capital, Loan Participation Notes, Senior Secured Notes, 6.299% due 5/15/17 (d)	621,680
350,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (b)(d)	263,049
200,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (b)(d)(g)	56,050
690,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (b)	404,374
1,420,000	Wachovia Capital Trust III, Bank Guaranteed, 5.800% due 3/15/11 (b)(g)	660,527
	Wachovia Corp.:
620,000	Medium Term Notes, 5.500% due 5/1/13	608,372
170,000	Senior Notes, 5.750% due 6/15/17	156,102
640,000	Wells Fargo Bank NA, Subordinated Notes, 5.950% due 8/26/36	511,633
360,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	265,349

	Total Commercial Banks	5,980,698

Consumer Finance - 4.3%
330,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (b)	194,942
140,000	American Express Credit Corp., Medium-Term Notes, 5.875% due 5/2/13	138,044
180,000	American General Finance Corp., Medium-Term Notes, 6.900% due 12/15/17	72,628
	Ford Motor Credit Co.:
230,000	Bonds, 7.375% due 2/1/11	197,889
4,420,000	Notes, 7.375% due 10/28/09	4,244,787
210,000	Senior Notes, 7.250% due 10/25/11	172,303
	GMAC LLC:
	Senior Notes:
2,909,000	7.750% due 1/19/10 (d)	2,676,708
332,000	7.500% due 12/31/13 (d)	209,341
286,000	Subordinated Notes, 8.000% due 12/31/18 (d)	114,531
1,470,000	John Deere Capital Corp., Senior Notes, 2.875% due 6/19/12	1,512,168
	SLM Corp., Medium-Term Notes:
150,000	5.000% due 10/1/13	97,616
150,000	5.375% due 5/15/14	94,246
1,530,000	5.625% due 8/1/33	617,376

	Total Consumer Finance	10,342,579

Diversified Financial Services - 6.8%
280,000	AGFC Capital Trust I, Junior Subordinated Notes, 6.000% due 1/15/67 (b)(d)	18,179
300,000	Aiful Corp., Notes, 5.000% due 8/10/10 (d)	99,019
433,208	Air 2 US, Notes, 8.027% due 10/1/19 (d)	281,585
470,000	Bank of America Corp., Notes, Preferred Securities, 8.000% due 1/30/18 (b)(g)	267,369
	Citigroup Inc.:

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT	SECURITY	VALUE
Diversified Financial Services - 6.8% (continued)
$1,420,000	2.125% due 4/30/12	$1,427,782
	Notes:
230,000	5.100% due 9/29/11	212,904
770,000	6.500% due 8/19/13	703,344
800,000	6.875% due 3/5/38	682,963
850,000	Subordinated Notes, 5.000% due 9/15/14	582,844
60,000	Countrywide Home Loans Inc., Medium-Term Notes, 4.125% due 9/15/09	59,519
	General Electric Capital Corp.:
1,320,000	Medium-Term Notes, 5.450% due 1/15/13	1,331,889
	Senior Notes:
1,470,000	2.200% due 6/8/12	1,480,302
460,000	6.875% due 1/10/39	361,396
970,000	Subordinated Debentures, 6.375% due 11/15/67 (b)	557,550
300,000	Glen Meadow Pass-Through Certificates, 6.505% due 2/12/67 (b)(d)	103,803
225,000	HSBC Finance Corp., Notes, 4.125% due 11/16/09	223,372
20,000	ILFC E-Capital Trust II, Bonds, 6.250% due 12/21/65 (b)(d)	3,300
	JPMorgan Chase & Co.:
160,000	5.150% due 10/1/15	142,974
600,000	2.125% due 12/26/12	599,907
2,190,000	Senior Notes, 2.125% due 6/22/12	2,196,533
	Subordinated Notes:
300,000	5.125% due 9/15/14	278,150
1,930,000	6.125% due 6/27/17	1,804,160
590,000	McGuire Air Force Base/Fort Dix Privatized Military Housing Project, Bonds, 5.611% due 9/15/51 (d)	373,110
400,000	Merna Reinsurance Ltd., Subordinated Notes, 2.970% due 6/30/12 (b)(d)	365,280
100,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16 (b)(g)	78,979
730,000	Private Export Funding Corp., 3.550% due 4/15/13	766,418
150,000	Rio Tinto Finance USA Ltd., Senior Notes, 5.875% due 7/15/13	141,572
930,000	SMFG Preferred Capital, Bonds, 6.078% due 1/25/17 (b)(d)(g)	650,423
	TNK-BP Finance SA, Senior Notes:
140,000	7.500% due 7/18/16 (d)	103,600
710,000	7.875% due 3/13/18 (d)	507,650
230,000	Verizon Global Funding Corp., Notes, 7.750% due 12/1/30	243,026

	Total Diversified Financial Services	16,648,902

Insurance - 1.2%
	American International Group Inc.:
610,000	Junior Subordinated Debentures, 6.250% due 3/15/37	88,450
100,000	Medium-Term Notes, 5.850% due 1/16/18	33,786
20,000	ASIF Global Financing XIX, 4.900% due 1/17/13 (d)	12,997
645,000	Chubb Corp., Senior Notes, 5.750% due 5/15/18	638,667
1,625,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	871,203
1,460,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (b)	900,037
	Willis North America Inc., Senior Notes:
350,000	5.125% due 7/15/10	316,415
130,000	5.625% due 7/15/15	92,802

	Total Insurance	2,954,357

Thrifts & Mortgage Finance - 0.2%
	Countrywide Financial Corp.:
600,000	6.250% due 5/15/16	446,989
70,000	Medium-Term Notes, 5.800% due 6/7/12	64,216

	Total Thrifts & Mortgage Finance	511,205

	TOTAL FINANCIALS	42,271,853

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT	SECURITY	VALUE
HEALTH CARE - 1.2%
Health Care Providers & Services - 0.3%
$580,000	Cardinal Health Inc., Senior Bonds, 5.850% due 12/15/17	$521,903
	WellPoint Inc.:
190,000	Notes, 7.000% due 2/15/19	194,076
40,000	Senior Notes, 5.875% due 6/15/17	37,612

	Total Health Care Providers & Services	753,591

Pharmaceuticals - 0.9%
870,000	Pfizer Inc., Senior Notes, 6.200% due 3/15/19	936,764
890,000	Roche Holdings Inc., Senior Notes, 6.000% due 3/1/19 (d)	927,098
420,000	Wyeth, Notes, 5.950% due 4/1/37	404,770

	Total Pharmaceuticals	2,268,632

	TOTAL HEALTH CARE	3,022,223

INDUSTRIALS - 0.8%
Aerospace & Defense - 0.1%
250,000	Boeing Co., Senior Notes, 6.000% due 3/15/19	263,384

Airlines - 0.2%
272,268	Delta Air Lines Inc., Pass-Through Certificates, 6.821% due 8/10/22	193,310
	JetBlue Airways Corp.:
235,624	3.051% due 8/15/16 (b)(e)	138,174
300,000	1.684% due 11/15/16 (b)(e)	135,000

	Total Airlines	466,484

Commercial Services & Supplies - 0.3%
635,000	Waste Management Inc., Senior Notes, 6.375% due 11/15/12	647,504

Industrial Conglomerates - 0.2%
	Tyco International Group SA:
40,000	Guaranteed Notes, 6.750% due 2/15/11	41,345
100,000	Notes, 6.000% due 11/15/13	97,811
75,000	Senior Notes, 6.375% due 10/15/11	78,466
310,000	Tyco International Ltd./Tyco International Finance SA, Senior Bonds, 6.875% due 1/15/21	270,602
20,000	United Technologies Corp., Senior Notes, 5.400% due 5/1/35	17,539

	Total Industrial Conglomerates	505,763

	TOTAL INDUSTRIALS	1,883,135

MATERIALS - 1.1%
Chemicals - 0.1%
310,000	PPG Industries Inc., Senior Notes, 6.650% due 3/15/18	296,859

Metals & Mining - 0.8%
210,000	Barrick Gold Corp., Senior Notes, 6.950% due 4/1/19	222,484
670,000	BHP Billiton Finance USA Ltd., Senior Notes, 6.500% due 4/1/19	729,079
140,000	Rio Tinto Finance Ltd., Notes, 6.500% due 7/15/18	126,330
	Vale Overseas Ltd., Notes:
650,000	8.250% due 1/17/34	627,916
180,000	6.875% due 11/21/36	147,506

	Total Metals & Mining	1,853,315

Paper & Forest Products - 0.2%
445,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	444,381

	TOTAL MATERIALS	2,594,555

TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 1.7%
90,000	AT&T Corp., Senior Notes, 8.000% due 11/15/31	102,052
450,000	AT&T Inc., Senior Bonds, 6.550% due 2/15/39	434,154

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT	SECURITY	VALUE
Diversified Telecommunication Services - 1.7% (continued)
	BellSouth Corp., Notes:
$10,000	4.750% due 11/15/12	$10,272
370,000	6.875% due 10/15/31	351,692
100,000	British Telecommunications PLC, Senior Notes, 8.625% due 12/15/10	104,541
375,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	373,942
	Koninklijke KPN NV, Senior Notes:
80,000	8.000% due 10/1/10	83,934
500,000	8.375% due 10/1/30	539,100
90,000	SBC Communications Inc., Notes, 5.100% due 9/15/14	93,646
320,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	284,643
	Telecom Italia Capital SA, Senior Notes:
70,000	4.950% due 9/30/14	64,770
380,000	6.999% due 6/4/18	358,095
	Verizon Communications Inc.:
730,000	Bonds, 6.900% due 4/15/38	723,008
190,000	Senior Notes, 8.950% due 3/1/39	229,811
35,000	Verizon Global Funding Corp., Notes, 7.375% due 9/1/12	38,335
310,000	Verizon New York Inc., Senior Debentures, 6.875% due 4/1/12	323,256

	Total Diversified Telecommunication Services	4,115,251

Wireless Telecommunication Services - 0.6%
280,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	265,476
190,000	New Cingular Wireless Services Inc., Senior Notes, 8.750% due 3/1/31	218,050
	Sprint Capital Corp., Senior Notes:
940,000	8.375% due 3/15/12	905,925
30,000	8.750% due 3/15/32	22,950
70,000	Verizon Wireless Capital LLC, Senior Notes, 8.500% due 11/15/18 (d)	83,975

	Total Wireless Telecommunication Services	1,496,376

	TOTAL TELECOMMUNICATION SERVICES	5,611,627

UTILITIES - 1.6%
Electric Utilities - 1.2%
5,000	Cleveland Electric Illuminating Co., Senior Notes, 5.700% due 4/1/17	4,484
700,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	751,529
380,000	Exelon Corp., Bonds, 5.625% due 6/15/35	262,303
	FirstEnergy Corp., Notes:
350,000	6.450% due 11/15/11	355,680
905,000	7.375% due 11/15/31	773,475
	Pacific Gas & Electric Co.:
425,000	First Mortgage Bonds, 6.050% due 3/1/34	427,846
150,000	Senior Notes, 8.250% due 10/15/18	179,464
20,000	Senior Unsubordinated Notes, 5.800% due 3/1/37	19,468

	Total Electric Utilities	2,774,249

Independent Power Producers & Energy Traders - 0.1%
	TXU Corp., Senior Notes:
230,000	5.550% due 11/15/14	102,350
50,000	6.500% due 11/15/24	15,557
570,000	6.550% due 11/15/34	176,069

	Total Independent Power Producers & Energy Traders	293,976

Multi-Utilities - 0.3%
	Dominion Resources Inc.:
30,000	Notes, 4.750% due 12/15/10	30,747

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT	SECURITY	VALUE
Multi-Utilities - 0.3% (continued)
$645,000	Senior Notes, 5.700% due 9/17/12	$672,657

	Total Multi-Utilities	703,404

	TOTAL UTILITIES	3,771,629

	TOTAL CORPORATE BONDS & NOTES (Cost - $98,036,948)	80,018,657

MUNICIPAL BOND - 0.0%
Oregon - 0.0%
100,000	Oregon State, GO, Taxable Pension, 5.892% due 6/1/27 (Cost - $105,901)	88,731

SOVEREIGN BONDS - 0.7%
Mexico - 0.5%
	United Mexican States, Medium-Term Notes:
4,000	5.625% due 1/15/17	4,014
1,249,000	6.750% due 9/27/34	1,219,024

	Total Mexico	1,223,038

Russia - 0.2%
451,200	Russian Federation, 7.500% due 3/31/30 (d)	443,746

	TOTAL SOVEREIGN BONDS (Cost - $1,833,764)	1,666,784

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 16.9%
U.S. Government Agencies - 14.9%
900,000	Farmer Mac, Guaranteed Trust, 5.125% due 4/19/17 (d)	972,559
	Federal Home Loan Bank (FHLB):
10,000,000	1.071% due 11/20/09 (b)	10,027,700
600,000	1.375% due 5/16/11	600,694
	Federal Home Loan Mortgage Corp. (FHLMC):
340,000	2.500% due 4/23/14 (a)	339,881
690,000	5.300% due 5/12/20 (a)	706,376
17,400,000	Notes, 0.379% due 10/19/09 (a)(b)	17,395,076
	Federal National Mortgage Association (FNMA):
240,000	1.875% due 4/20/12 (a)	240,983
110,000	6.000% due 4/18/36 (a)	113,048
430,000	Senior Notes, 5.500% due 9/14/17 (a)	437,155
210,000	STRIPS, zero coupon bond to yield 8.014% due 2/1/19 (a)	112,289
	Subordinated Notes:
160,000	6.250% due 2/1/11 (a)	168,025
120,000	5.250% due 8/1/12 (a)	125,197
	Financing Corp. (FICO) Strip:
410,000	Bonds, zero coupon bond to yield 4.650% due 11/2/18	267,156
	Debentures:
120,000	Zero coupon bond to yield 4.450% due 2/8/18	81,806
440,000	Zero coupon bond to yield 4.470% due 5/11/18	296,165
340,000	Zero coupon bond to yield 4.560% due 8/3/18	225,374
190,000	Zero coupon bond to yield 4.560% due 8/3/18	125,944
180,000	Zero coupon bond to yield 4.560% due 8/3/18	119,316
2,180,000	Zero coupon bond to yield 5.233% due 3/7/19	1,383,378
60,000	Zero coupon bond to yield 4.730% due 6/6/19	37,425
	Notes:
600,000	Zero coupon bond to yield 4.480% due 2/8/18	409,030
350,000	Zero coupon bond to yield 4.470% due 4/6/18	236,720
420,000	Zero coupon bond to yield 4.560% due 8/3/18	278,404
930,000	Zero coupon bond to yield 5.280% due 9/26/19	567,374

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT	SECURITY	VALUE
U.S. Government Agencies - 14.9% (continued)
$780,000	Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	$853,158

	Total U.S. Government Agencies	36,120,233

U.S. Government Obligations - 2.0%
	U.S. Treasury Bonds:
100,000	8.750% due 5/15/17	140,383
540,000	8.875% due 8/15/17	766,294
10,000	5.375% due 2/15/31	11,781
70,000	4.500% due 5/15/38	75,348
1,180,000	3.500% due 2/15/39	1,069,556
	U.S. Treasury Notes:
70,000	4.000% due 8/31/09	70,905
590,000	2.750% due 2/15/19	571,653
	U.S. Treasury Strip Principal (STRIPS):
2,470,000	Zero coupon bond to yield 5.426% due 11/15/21	1,471,967
1,720,000	Zero coupon bond to yield 3.890% due 5/15/30	693,831

	Total U.S. Government Obligations	4,871,718

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $40,621,277)	40,991,951

U.S. TREASURY INFLATION PROTECTED SECURITIES - 4.4%
	U.S. Treasury Bonds, Inflation Indexed:
579,648	2.375% due 1/15/25	576,750
823,076	2.000% due 1/15/26	773,177
1,262,436	2.375% due 1/15/27 (i)	1,250,601
2,045,654	1.750% due 1/15/28 (i)	1,847,481
1,620,582	2.500% due 1/15/29	1,655,020
1,238,928	3.875% due 4/15/29	1,492,908
	U.S. Treasury Notes, Inflation Indexed:
17,223	2.000% due 1/15/14	17,578
76,351	1.875% due 7/15/15	77,305
224,475	2.000% due 1/15/16	228,825
703,862	2.500% due 7/15/16	743,674
1,955,172	2.625% due 7/15/17	2,098,755

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $10,655,010)	10,762,074

SHARES
CONVERTIBLE PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
1	Federal National Mortgage Association (FNMA), 5.375% 0/0/0 (a) * (Cost - $95,000)	1,835

PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Consumer Finance - 0.1%
513	Preferred Blocker Inc., 7.000% (d)	153,932

Thrifts & Mortgage Finance - 0.0%
34,700	Federal Home Loan Mortgage Corp. (FHLMC), 8.375% (a)(b) *	17,697
1,100	Federal National Mortgage Association (FNMA), 7.000% (a)(b) *	935
25,025	Federal National Mortgage Association (FNMA), 8.250% (a) *	20,771

	Total Thrifts & Mortgage Finance	39,403

	TOTAL PREFERRED STOCKS (Cost - $1,654,245)	193,335

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

CONTRACTS	SECURITY	VALUE
PURCHASED OPTION - 0.0%
12	Eurodollar Futures, Call @ $99.00, expires 6/15/09 (Cost - $2,136)	$3,300

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $323,451,981)	276,530,728

FACE AMOUNT
SHORT-TERM INVESTMENTS - 8.3%
U.S. Government Agency - 4.1%
$10,100,000	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 0.471% due 6/15/09 (a)(j) (Cost - $10,094,066)	10,094,066

U.S. Treasury Bill - 0.4%
1,000,000	U.S. Treasury Bills, 0.150% due 6/25/09 (j) (Cost - $999,772)	999,772

Repurchase Agreement - 3.8%
9,135,000	Morgan Stanley tri-party repurchase agreement dated 4/30/09, 0.110% due 5/1/09; Proceeds at maturity - $9,135,028; (Fully collateralized by U.S. government agency obligation, 5.500% due 3/28/16; Market value - $9,407,454) (Cost - $9,135,000)	9,135,000

	TOTAL SHORT-TERM INVESTMENTS (Cost - $20,228,838)	20,228,838

	TOTAL INVESTMENTS - 122.3% (Cost - $343,680,819#)	296,759,566
	Liabilities in Excess of Other Assets - (22.3)%	(54,161,710)

	TOTAL NET ASSETS - 100.0%	$242,597,856

*	Non-income producing security.

(a)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2009.

(c)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(f)	Illiquid security.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Security is currently in default.

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
GMAC	— General Motors Acceptance Corp.
GO	— General Obligation
HELOC	— Home Equity Line of Credit
MASTR	— Mortgage Asset Securitization Transactions Inc.
STRIPS	— Separate Trading of Registered Interest and Principal Securities

LEGG MASON PARTNERS CORE BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

Schedule of Written Options

Contracts	Security	Expiration Date	Strike Price	Value
20	Eurodollar Futures, Put	6/15/09	$98.75	$1,000
25	Eurodollar Midcurve 1-Year Futures, Put	5/15/09	98.00	1,562
50	U.S. Treasury 05-Year Notes Futures, Call	5/22/09	118.00	12,891
40	U.S. Treasury 05-Year Notes Futures, Put	5/22/09	116.00	10,625
5	U.S. Treasury 10-Year Notes Futures, Call	5/22/09	125.00	469
12	U.S. Treasury 10-Year Notes Futures, Call	5/22/09	127.00	562
82	U.S. Treasury 10-Year Notes Futures, Call	5/22/09	124.00	12,812
12	U.S. Treasury 10-Year Notes Futures, Put	5/22/09	119.00	4,687
60	U.S. Treasury 10-Year Notes Futures, Put	5/22/09	120.00	38,438
12	U.S. Treasury 10-Year Notes Futures, Put	5/22/09	124.00	39,000
10	U.S. Treasury 30-Year Bonds Futures, Call	5/22/09	131.00	1,719
20	U.S. Treasury Bonds Futures, Call	5/22/09	128.00	7,188
5	U.S. Treasury Bonds Futures, Put	5/22/09	124.00	14,141

Total Written Options (Premiums Received — $234,192)				$145,094

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Partners Core Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective August 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	APRIL 30, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$296,759,566	$42,703	$296,054,560	$662,303
Other Financial instruments*	639,249	99,948	539,301	—

Total	$297,398,815	$142,651	$296,593,861	$662,303

*	Other financial instruments include written options, futures and swaps.

Notes to Schedule of Investments (unaudited) (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in securities
Balance as of July 31, 2008	$1,447,551
Accrued premiums/discounts	—
Realized gain (loss)	3	(1)
Change in unrealized appreciation (depreciation)	(184,185	)(2)
Net purchases (sales)	(973)
Transfers in and/or out of level 3	(600,093)

Balance as of April 30, 2009	$662,303

Net unrealized appreciation (depreciation) for investments in securities still held at the reporting date	$(2,500,336	)(2)

(1)	This amount is included in net realized gain (loss) from investment.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates, exchange rates of securities markets, also as a substitute for buying and selling securities, as a cash flow management technique or to enhance returns. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(e) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Swap Contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices or securities. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(i) Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement the maximum potential amount of future

17

Notes to Schedule of Investments (unaudited) (continued)

payments (undiscounted) that the Fund could be required to make under a credit default swap agreement, would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of value from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical price a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values of the current status of the payment/performance risk.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(j) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received. When a written swaption is exercised, the premium received is added to the basis of the swap agreement entered.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into swaption contracts with counterparties whose creditworthiness has been evaluated by the Investment Manager. The Fund bears the market risk arising from any change in index values or interest rates.

(k) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(l) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in structured securities which are collateralized by residential real estate mortgages and are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Foreign Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can

Notes to Schedule of Investments (unaudited) (continued)

significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At April 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,425,330
Gross unrealized depreciation	(51,346,583)

Net unrealized depreciation	$(46,921,253)

At April 30, 2009, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90 Day Eurodollar	8	6/09	$1,954,799	$1,981,100	$26,301
90 Day Eurodollar	68	9/09	16,771,691	16,830,850	59,159
90 Day Eurodollar	14	12/09	3,451,995	3,458,175	6,180
90 Day Eurodollar	34	3/10	8,375,123	8,387,375	12,252
90 Day Eurodollar	23	9/10	5,649,181	5,645,637	(3,544)
U.S. Treasury 30-Year Bonds	55	6/09	6,922,522	6,740,938	(181,584)
U.S. Treasury 2-Year Notes	143	6/09	31,020,648	31,109,203	88,555
U.S. Treasury 5-Year Notes	566	6/09	66,349,061	66,301,594	(47,467)

					$(40,148)

Contracts to Sell:
U.S. Treasury 10-Year Notes	245	6/09	$29,769,783	$29,629,687	$140,096

Net Unrealized Gain on Open Futures Contracts					$99,948

During the period ended April 30, 2009, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding July 31, 2008	—	—
Options written	13,001,080	$936,142
Options closed	(13,000,367)	(428,818)
Options expired	(360)	(273,132)

Written options, outstanding April 30, 2009	353	$234,192

At April 30, 2009, the Fund held TBA securities with a total cost of $56,349,202.

At April 30, 2009, the Fund held the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND ‡	PERIODIC PAYMENTS RECEIVED BY THE FUND ‡	UNREALIZED APPRECIATION
Interest Rate Swaps:
Morgan Stanley & Co Inc.	$2,410,000	9/16/19	3.250% semi annually	3-Months LIBOR	$57,227
Barclay’s Capital Inc.	2,140,000	9/16/19	3.250% semi annually	3-Months LIBOR	49,202
Barclay’s Capital Inc.	2,140,000	9/16/19	3.250% semi annually	3-Months LIBOR	51,982
Goldman Sachs Group Inc.	6,360,000	9/16/16	2.750% semi annually	3-Months LIBOR	139,158
Net unrealized appreciation on open swap contracts					$297,569

‡	Percentage shown is an annual percentage rate.

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION(1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Barclay’s Capital Inc. (CDX North America Crossover Index)	$9,183,365	6/20/13	3.500% quarterly	$(373,295)	$(313,452)	$(59,843)
Barclay’s Capital Inc. (CDX North America Crossover Index)	1,700,000	6/20/14	1.000% quarterly	(48,953)	(58,353)	9,400
Credit Suisse First Boston Inc. (ABX.HE.AAA.06-1 Index)	756,060	7/25/45	0.180% monthly	(232,489)	(47,576)	(184,913	)*
Credit Suisee First Boston Inc. (CMBX )	1,000,000	8/17/50	0.080% monthly	(266,200)	(329,728)	63,528	*
Goldman Sachs Group Inc. (Crossover Index)	900,000	6/20/14	1.000% quarterly	(25,917)	(31,344)	5,427
Morgan Stanley & Co Inc. (Dow Jones CDX Crossover Index)	800,000	6/20/14	5.000% quarterly	39,560	25,964	13,596

Net unrealized depreciation on sales of credit default swaps on credit indices						$(152,805)

CREDIT DEFAULT SWAP ON CREDIT INDICES—BUY PROTECTION(4)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Suisee First Boston Inc. (CMBX )	$1,400,000	3/22/47	0.960% monthly	$997,640	$299,146	$698,494	*
Credit Suisee First Boston Inc. (CMBX )	1,000,000	3/22/47	0.350% monthly	268,800	336,622	(67,822	)*
Credit Suisee First Boston Inc. (CMBX )	1,000,000	8/17/50	0.080% monthly	266,200	332,367	(66,167	)*
Credit Suisee First Boston Inc. (CMBX )	2,500,000	8/17/50	0.350% monthly	672,000	841,968	(169,968	)*

Net unrealized appreciation on buys of credit default swaps on credit indices						$394,537

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

Notes to Schedule of Investments (unaudited) (continued)

‡	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

3. Recent Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

*    *    *

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	June 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	June 22, 2009

By:	/S/ FRANCES M. GUGGINO
Frances M. Guggino
Chief Financial Officer

Date:	June 22, 2009